Investor Presentation Summer 2023

This presentation contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: the impact of supply chain disruptions, including, among other, the impact of labor availability, raw material availability, manufacturing and food production and transportation; uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, and including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, systems conversions and integrations, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; geopolitical conflicts, such as the on-going conflict between Russia and Ukraine; inflation and rising interest rates; labor and power costs; labor shortages; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; our relationship with our associates; the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; uninsured losses or losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti-takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our common shares of beneficial interest, $0.01 par value per share; the potential dilutive effect of our common share offerings. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and our other reports filed with the Securities and Exchange Commission, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Disclaimer

Key Investment Highlights Substantial Internal and External Growth Opportunities Expected to Drive Attractive Risk-Adjusted Returns Over Time Experienced Management Team, Alignment of Interest and Best-In-Class Corporate Governance Investment Grade, Flexible Balance Sheet Positioned for Growth Infrastructure Supported by Best-in-Class IT and Operating Platforms Provides a Significant Competitive Advantage Integrated Network of Strategically-Located, High-Quality, “Mission-Critical” Warehouses Global Market Leader Focused on Temperature-Controlled Warehouses Strong and Stable Food Industry Fundamentals Drive Growing Demand for Our Business Across Cycles 1

92% 1% 7% Warehouse Third-Party Managed Transportation 87% 1% 11% Warehouse Third-Party Managed Transportation Company Snapshot Note: Figures as of March 31, 2023 (1) Includes 14 ground leased assets (2) 2022 IARW North American Top 25 List (March 2022), per GCCA website. Capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (3) Based on COLD share price of $29.11 as of May 26, 2023 (4) Represents share of Revenues and NOI from Global Warehouse Segment (5) Amount includes the reduction for the strategic exit of certain third-party managed EBITDA, the loss of EBITDA from the sale of the Cherokee facility and deconsolidation of Chile upon contribution to the LATAM JV, partially offset by the add back for three months of Core EBITDA from the De Bruyn Cold Storage prior to Americold’s ownership of the respective acquired entities, the facility lease expense for sites that it previously incurred operating lease expense for but was subsequently purchased, including the Gdynia and New Zealand facilities and the lease expense for leased facilities which we exited. (6) Excludes amount from strategic exit of certain third-party managed sites (7) Segment contribution refers to segment’s revenues less segment specific operating expenses (excludes any depreciation and amortization, impairment charges and corporate level SG&A). Contribution for our warehouse segment equates to net operating income (“NOI”) Portfolio Overview LTM 3/31/23 Segment Breakdown (6) Revenue Contribution / NOI (7) LTM 3/31/23 TOTAL REVENUE $2,695mm LTM 3/31/23 TOTAL CONTRIBUTION (NOI) $721mm Warehouses 243 Ownership Type 194 owned (1), 44 capital / operating leased, 5 managed Total Capacity 1.5bn cubic feet / 45.4mm square feet Average Facility Size 6.0mm cubic feet / 187K square feet Geographic Operations North America, Europe, Asia- Pacific and South America Estimate of N.A. Market Share 17.9% (2) Number of Customers ~4,200 Number of Pallet Positions ~5.4mm Global leader in temperature-controlled logistics real estate and value added services focused on the ownership, operation, development and acquisition of temperature-controlled warehouses $11.3bn Total Enterprise Value (3) $520mm LTM PF Core EBITDA (5) Equity Market Cap (3)$7.9bn $0.88 1Q23 Annualized Dividend per Share Financial Highlights 10.0% / 19.5% YTD Total Revenue / NOI Growth Rate (4) 2

Largest Fully Integrated Network of Temperature-Controlled Warehouses Food Producers Americold Realty Trust Food Distribution + Retailers Tradewater Distribution Center Atlanta, GA An indispensable component of food infrastructure from “farm to fork" Production Advantaged Warehouse Farm Food Producer Distribution Center / Public Warehouse Food Service Distribution Center Retail Distribution Center Restaurant Supermarket e-Commerce Fulfillment School Hospital Hotel Fork Sports Government 3

Warehouse NOI Third-Party Managed Transportation Integrated Operations Overview (1) LTM figures as of March 31, 2023. Excludes strategic exit of certain third-party managed sites Th ir d -P ar ty M an ag ed W ar eh o u se (S to ra ge a n d H an d lin g) ▪ Mission-critical, temperature-controlled real estate infrastructure generates rent and storage income ▪ Comprehensive value-add services ▪ Strategic locations, network breadth, scale, reliable temperature integrity and best-in-class customer IT interface distinguish our warehouses from our competitors ▪ Warehouse management services provided at customer- owned facilities ▪ Operating costs passed through to customers ▪ Asset-light consolidation, management and brokerage services ▪ Complements warehouse segment ▪ Enhances customer retention and drives warehouse storage and occupancy ▪ Supplementary offering that improves supply chain efficiency and reduces cost by leveraging Americold’s scale Segment Overview Select Customers % of Contribution (1) Tr an sp o rt at io n Third-Party Managed 1% Transportation 7% 92% Clearfield Distribution Facility – Clearfield, UT Real estate value is driven by the critical nature of our infrastructure, strategic locations and integrated, full-service strategy 4

# of Facilities 196 27 18 2 243 Square Feet (mm) 39.3 3.8 2.1 0.2 45.4 Cubic Feet (mm) 1,251 121 78 10 1,460 Strategically Located, “Mission-Critical” Temperature-Controlled Warehouses Note: Americold portfolio figures as of March 31, 2023. Excludes strategic exit of certain third-party managed sites. Figures do not include Americold’s South American JV investments in SuperFrio, Comfrio Soluções Logística and the LATAM JV Strategic locations and extensive geographic presence provide an integrated warehouse network that is fundamental to customers’ ability to optimize their distribution networks South AmericaAsia-PacificNorth America Europe Total 5

A Global Market Leader in Temperature-Controlled Warehousing 6 Rank Company Market Share Cubic Ft (mm) # of Facilities 1 Lineage Logistics (3) 10.6% 2,701 ~424 2 5.8% (4) 1,460 (4) 243 3 US Cold Storage, Inc. 1.6% 406 ~40 4 NewCold Advanced Cold Logistics 0.8% 215 ~15 5 Nichirei Logistics Group, Inc. 0.8% 199 ~138 6 Interstate Warehousing, Inc. 0.5% 116 ~8 7 Frialsa Frigorificos 0.4% 109 ~23 8 VX Cold Chain Logistics 0.4% 98 ~20 9 Constellation Cold Logistics 0.3% 88 ~21 10 Superfrio Logistica Frigorificada (4) 0.3% 76 ~38 TOTAL (6) 21.5% 5,468 Note: Americold portfolio figures as of March 31, 2023. Number of facilities estimated as per publically available information. Figures may not sum due to rounding (1) 2022 IARW North American Top 25 List (March 2022), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (2) 2022 IARW Global Top 25 List (March 2022), per GCCA website. Total capacity from 2020 GCCA Global Cold Storage Capacity Report (August 2020) (3) Figures for Lineage Logistics reflect acquisition of Versacold in August 2022 but do not include the recent acquisition of Grupo Fuentes (4) Figures do not include Americold’s Brazilian JV investments in SuperFrio and Comfrio Soluções Logística (5) Reflects number of locations (6) The remaining 42.2% and 78.5% of the North American and global markets consist of ~2.9bn cubic feet and ~19.9bn cubic feet, respectively Rank Company Market Share Cubic Ft (mm) # of Facilities 1 Lineage Logistics (3) 27.7% 1,936 ~274 2 17.9% 1,251 196 3 US Cold Storage, Inc. 5.8% 406 ~40 4 Interstate Warehousing, Inc. 1.7% 116 ~8 5 Conestoga Cold Storage 0.9% 64 ~5 6 Congebec Logistics, Inc. 0.9% 61 ~12 7 RLS Logistics 0.8% 59 ~17 8 Burris Logistics 0.8% 59 ~8 9 NewCold Advanced Cold Logistics 0.7% 48 ~3 10 Confederation Freezers – Brampton 0.5% 34 ~8 (5) TOTAL (6) 57.8% 4,034 North American Market (1) Global Market (2) Our position as a global market leader allows us to realize economies of scale, reduce operating costs and lower our overall cost of capital. Ideally positioned to compete for customers and external growth opportunities

83% 8% 9% 1% North AmericaEurope Asia-Pacific South America 19% 18% 14% 8% 7% 6% 6% 5% 5% 4% 4% 2% 2% 1% Retail ⁽⁴⁾Packaged Foods ⁽²⁾ Poultry Dairy Potatoes Other Beef Pork Frozen Produce Fresh Produce Bakery Seafood Distributors ⁽³⁾ Beverage 7 40% 31% 28% 1% Distribution Production Advantaged Public Warehouse Facility Leased 51% 24% 25% Distribution Production Advantaged Public Warehouse Facility Leased 1% Highly Diversified Business Model Produces Stable Cash Flows 21% 32% 23% 24% WestEast Central Southeast U.S. WarehouseGlobal Warehouse LTM 3/31/23 WAREHOUSE REVENUE YTD 3/31/23 WAREHOUSE REVENUE YTD 3/31/23 TOTAL U.S. WAREHOUSE REVENUE LTM 3/31/23 WAREHOUSE REVENUE LTM 3/31/23 WAREHOUSE CONTRIBUTION (NOI) Pro Forma Global Geographic Diversity (1) Pro Forma Warehouse Type Pro Forma Commodity Diversification helps reduce revenue volatility associated with seasonality and changing commodity trends ~79% of Revenue from Food Manufacturers and ~19% from Retailers Note: March 31, 2023 LTM Revenue and NOI pro forma for 2022 acquisitions. Figures may not sum due to rounding (1) Diversification based on warehouse segment revenues for the twelve months ended March 31, 2023 (2) Packaged food reflects a broad variety of temperature-controlled meals and foodstuffs (3) Distributors reflects a broad variety of product types from distribution customers (4) Retail reflects a broad variety of product types from retail customers

25 largest customers account for approximately 48% (3) of warehouse revenues, with no customer generating more than 5% (3) of revenues Long-Standing Relationships with Top 25 Customers Have been with Americold for an average of ~37 years 14 customers are investment grade (2) 100% utilize multiple facilities 96% utilize technology integration 92% utilize value-add services 92% utilize committed contracts or leases 72% are in fully dedicated sites 64% utilize transportation and consolidation services Representative Food Producers / CPG Companies (1) Representative Retailers / Distributors (1) Top 25 Customers Scope and scale of network coupled with long-standing relationships position us to grow market share organically and through acquisitions 8 (1) Not all customers shown are in COLD’s top 25 largest customers in the warehouse segment (2) Represents long-term issuer ratings as of Q1 2023 (3) Based on LTM warehouse revenues as of March 31, 2023

Growing Committed Revenue in Warehouse Portfolio Note: Revenues represent LTM figures. Dollars in millions (1) Based on the annual committed rent and storage revenues attributable to fixed storage commitment contracts and leases as of March 31, 2023 (2) Based on total warehouse segment revenue generated by contracts with fixed storage commitments and leases for the quarter ended March 31, 2023 (3) Represents weighted average term for contracts featuring fixed storage commitments and leases as of March 31, 2023 (4) Based on LTM warehouse revenue as of March 31, 2023. Amount include 6.0 months of warehouse revenue from De Bruyn Cold Storage acquisition prior to Americold’s ownership of the respective acquired entities ▪ Fixed storage committed contracts and leases currently represent: o 46% of warehouse rent and storage revenues (1) and o 48% of total warehouse segment revenues (2) ▪ 8-year weighted average stated term (3) ▪ 3-year weighted average remaining term (3) ▪ As of March 31, 2023, we had entered into at least one fixed commitment contract or lease with 23 of our top 25 warehouse customers ▪ The scope and breadth of our network positions us to continue to increase our fixed storage commitments ▪ Our recent acquisitions have a lower percentage of fixed commitment contracts as a percent of rent and storage revenue. We view this as an opportunity as we bring these acquisitions onto Americold’s commercialization standards Annualized Committed Rent & Storage Revenue (1) Other Rent & Storage Revenue Warehouse Segment Revenue Generated by Fixed Commitment Contracts or Leases (2) Other Warehouse Segment Revenue Total Warehouse Rent & Storage Revenue Total Warehouse Segment Revenue Significant improvement transitioning from as-utilized, on demand contracts to fixed storage committed contracts and leases 9 46% 39% 41% 42% 42% 44% 43% 44% 46% 48% 54% 61% 59% 58% 58% 56% 57% 56% 54% 52% $1,635 $1,995 $2,016 $2,115 $2,167 $2,199 $2,204 $2,275 $2,325 $2,353 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 41% 36% 39% 39% 39% 40% 41% 41% 42% 46% 59% 64% 61% 61% 61% 60% 59% 59% 58% 54% $692 $854 $854 $884 $907 $919 $936 $969 $1,001 $1,042 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23

$338 $387 $438 $538 $612 $646 $37 $61 $82 $48 $24 $19 $375 $448 $520 $586 $636 $665 2018A 2019A 2020A 2021A 2022A LTM 3/31/23 Rent & Storage Warehouse Services Warehouse Financial Summary Warehouse Revenue ($mm) Warehouse NOI ($mm) 2018A – LTM 3/31/23 CAGR Actual $ Constant Currency (1) 17.5% 18.4% 17.8% 18.8% (14.8%) (13.5%) 16.5% 17.5% 2018A – LTM 3/31/23 CAGR Actual $ Constant Currency (1) 31.8% 32.5% 33.6% 27.6% Contribution (NOI) Margin Warehouse Services Total Warehouse Services Rent & Storage 18.0% 19.2% Rent & Storage 14.5% 15.5%Total Since 2018, Warehouse NOI has grown with a CAGR of approximately 15% (1) On a constant currency basis relative to fiscal year 2018 foreign currency exchange rates 28.1% 10 $515 $583 $666 $876 $999 $1,041 $662 $795 $883 $1,209 $1,304 $1,316 $1,177 $1,377 $1,549 $2,085 $2,303 $2,357 2018A 2019A 2020A 2021A 2022A LTM 3/31/23 Rent & Storage Warehouse Services 28.2%

Same Store Warehouse NOI Driven by Rental & Storage Revenue Note: Based on LTM same store warehouse segment as of March 31, 2023. Illustrative representation scaled to $1. Future results may vary. Figures may not sum due to rounding. (1) Material Handling Equipment (2) OS&D and D&D refer to Over Short & Damaged and Detentioned & Demurrage, respectively Labor ($0.42) Other Facility Costs Ex p e n se s R ev e n u e s Rent & Storage Warehouse Services Total Warehouse = $0.44 $0.56 $1.00 Other Services Costs ($0.11) ($0.06) ($0.10) ($0.42) ($0.11) + $0.28 $0.03 $0.31 =+ Power and utilities Real Estate Related Costs: facility maintenance, property taxes, insurance, rent, security, sanitation, etc. Direct labor, overtime, contract labor, indirect labor, workers’ compensation and benefits MHE (1), warehouse operations (pallets, shrink wrap, OS&D and D&D (2)) PPE and warehouse administration REIT: Rent & Storage TRS: Warehouse Services Commentary Power ($0.06) ($0.10) 63% 5% 31%N O I – – – – Margin: % WH Total: 90% 10% 100% 11

Disciplined Growth Strategy Global warehouse network, operating systems, scalable information technology platform and economies of scale provide a significant advantage over competitors with respect to organic and external growth opportunities ✓ Signifies COLD has and continues to capitalize on these growth opportunities Global Food Producers and Retailers Outsourcing & Sale- Leaseback Opportunities 8 Expand Presence in Other Temperature Sensitive Products in the Cold Chain 9 Operational Efficiencies & Cost Containment 3 ✓ Underwriting & Contract Standardization 2 ✓ Rate Escalations / Occupancy Increases 1 ✓ Customer-Specific Build-to-Suit & Market-Driven Development 4 ✓ Redevelopment & Existing Site Expansion 5 ✓ Industry Consolidation 6 ✓ Geographic Expansion into New Markets 7 ✓ External Growth and Expansion Opportunities Organic Growth Opportunities Development and Redevelopment Focused and Disciplined Strategy to Expand Portfolio Proactive Asset Management “Same Store” Warehouse 12 ✓

93% 0% 7% 221 1 16 238 3.9% 3.5% 2.3% 0.3% 8.5% 12.3% 2018 2019 2020 2021 2022 1Q23 7.4% 5.1% 5.6% (5.8%) 6.7% 26.1% 2018 2019 2020 2021 2022 1Q23 66.2% 67.0% 66.8% 65.7% 62.6% 65.3% 5.8% 6.9% 9.3% 8.7% 5.2% 4.0% 32.1% 32.6% 34.1% 32.6% 29.8% 31.6% 2018 2019 2020 2021 2022 1Q23 Same Store NOI Margin Organic Growth Initiatives Have Driven Stable Same Store Performance 13 Actual $ Growth % TOTAL COLD WAREHOUSE FACILITIES Total SS Warehouse SS Rent & Storage SS Warehouse Services Legacy COLD Same Store Acquired Non-Same Store Legacy / Redevelopment Non-Same Store Non-Same Store Same Store Note: Figures as of March 31, 2023, unless otherwise indicated. Constant currency growth represents year-over-year growth based on the same foreign exchange rates relative to the comparable prior year period (1) 2023 full year guidance is 4.5% - 8.5% as of May 4, 2023 (2) 2023 full year guidance is 750 - 850 bps higher than the associated revenue as of May 4, 2023 Historical same store performance is the culmination of active asset management, our integrated network and market position, successful implementation of commercial strategies and disciplined operations focus Total Same Store Warehouse NOI GrowthSame Store Warehouse Revenue Growth 1Q 2023 Same Store Portfolio Historically expected to range between 2% – 4% on a constant currency basis (1) Historically expected to range 100 – 200 bps higher than associated SS revenue (2) Constant Currency $ Growth % Constant Currency $ Growth % Actual $ Growth % 1.9% 6.9%1.9% 3.9%1.3% 5.3%6.4% (4.9%) Actions taken to address unprecedented COVID-related supply chain and labor disruptions and inflationary pressure have yielded positive results COVID Timeframe COVID Timeframe 10.7% 5.1% COVID Timeframe 24.6%2.9%

Historic Same Store Seasonality Trend Quarterly Same Store Revenue (% of Annual) Quarterly Same Store NOI (% of Annual) ▪ Peak holiday season drives higher volumes ▪ Power expense moderates back to average levels Fourth Quarter ▪ The harvest ramp coupled with holiday season inventory build often drives Q3 revenue growth ▪ Q3 (mid / late summer) is the hottest weather quarter which negatively impacts NOI due to increased power expense Third Quarter ▪ Surge in 1Q 2020 due to COVID ▪ Timing of Easter moves between Q1 and Q2 ▪ On average Q1 and Q2 are relatively consistent First / Second Quarter Key Quarterly Drivers Prior to COVID-19, same store metrics show consistent seasonal trends (1) (1) 2020, 2021 and 2022 seasonality impacted by COVID-19 and has varied from historic norms 14 24% 24% 25% 26% 24% 24% 25% 26% 25% 24% 25% 26% 24% 25% 25% 26% 24% 24% 26% 26% Q1 Q2 Q3 Q4 2018 Revenue 2019 Revenue 2020 Revenue 2021 Revenue 2022 Revenue 24% 24% 25% 27% 23% 25% 24% 28% 25% 23% 25% 27% 25% 24% 25% 26% 23% 24% 26% 27% Q1 Q2 Q3 Q4 2018 NOI 2019 NOI 2020 NOI 2021 NOI 2022 NOI

Expansion and Development Overview 15 (1) As of March 31, 2023; no assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate (2) Cost to date through March 31, 2023; projects are substantially complete. Additional spending may be incurred for residual cost and retainage. Exchange rates as of March 31, 2023 (3) Based on midpoint of estimated NOI ROIC (4) Reflects midpoint of Management’s estimated cost range to complete as of March 31, 2023 (5) These future pipeline opportunities are at various stages of discussion and consideration and, based on historical experiences, many of them may not be pursued or completed as contemplated or at all Existing Sites for Future Expansion Expansion Opportunities 730+ acres of excess developable land In current portfolio Customer- Specific Market- Demand + Estimated Cost to Complete (4) ~$40mm ~$304mm spent / ~$344mm total (3 Expansions / 1 Development) 34.7mm Cu Ft ~117,000 Pallets Estimated Investment $1bn+ Under Construction Current Development Pipeline (5) Expansion and Development Opportunities (1) Gateway, GA Phase 2 Plainville, CT Russellville, AR ✓ Includes both customer-specific and market-demand ✓ Global opportunities ✓ Greenfield developments and expansions ✓ Automated and conventional facilities ✓ Food manufactures and retail customers Spearwood, Australia Recently Completed / Ramping to Stabilization Auckland, NZ Total Estimated Cost ⁽²⁾ ~$311mm Total Estimated Stabilized NOI (3) ~$35mm Highlighted Projects Completed within the last 18 months and represent ~$263mm of Cost ⁽²⁾ and ~$29mm of NOI (3) Lurgan, N. Ireland Calgary, Canada Dunkirk, NY Dublin, Ireland Barcelona, Spain Lancaster, PA

Development of Two Automated Facilities for Ahold Delhaize ▪ COLD is building two automated, retail fulfillment centers for Ahold Delhaize USA (“ADUSA”) that will serve ~750 stores in the Northeast and Mid-Atlantic US – Upon completion, ADUSA will become a top 25 customer – Ahold Delhaize is the 2nd largest grocer in the world with strong investment grade ratings (S&P: BBB+ / Moody's: Baa1) (1) ▪ ~$336mm of total development capital investment (2) ▪ Lancaster, PA: Commenced operation in Q1 2Q23 and is expected to fully stabilize in Q2 2024 ▪ Plainville, CT: Expected to commence operation in Q3 2Q23 and is expected to fully stabilize in Q1 2025 ▪ Provides long-term infrastructure for a top grocer in the US ▪ 20-year commitment with highly attractive returns – 10-12% expected stabilized NOI ROIC for both sites ▪ Grocery retail remains mission-critical in a post COVID-19 world Strategic Rationale Development Overview Plainville, CT Note: No assurance can be given that the actual cost or completion dates of any expansions or developments will not exceed our estimate, or that targeted returns will be achieved (1) Ratings as of Q1 2023 (2) Reflects midpoint of Management’s estimated cost range to complete as of March 31, 2023 Facilities Lancaster, PA and Plainville, CT Clear Height ~130 feet Total Cubic Feet ~23.5mm cubic feet Total Pallet Positions ~59K pallet positions Developments at a Glance The Ahold Delhaize highly automated development is an opportunity for Americold to continue to grow in the retail sector Lancaster, PA 16

Russellville, AR Expansion for Conagra Brands The Russellville highly automated expansion is an opportunity to provide mission critical, long-term infrastructure for a top tier strategic customer ▪ COLD is expanding its Russellville, Arkansas facility for a total of ~$92mm in a dedicated build for Conagra Brands (1) – Operation expected to commence in Q2 2023 and is expected to fully stabilize in Q3 2024 – Expected to generate stabilized NOI ROIC of ~10%-12% ▪ Conagra Brands (NYSE: CAG) is one of North America’s leading branded food companies – CAG is a top tier strategic customer – COLD has served CAG for decades in multiple locations – CAG is rated BBB-/Baa3/BBB- by S&P, Moody’s, Fitch (2) Expansion Overview Expansion at a Glance (1) Reflects midpoint of Management’s estimated cost range to complete as of March 31, 2023 (2) Ratings as of Q1 2023 Clear Height ~130 feet Cubic Feet ~13mm cubic feet Pallet Positions ~42K pallet positions 17

7% 93% $247 Secured $3,203 Unsecured $3.5bn 8% 92% Cash $47 Revolver Availability $518 $0.6bn Well-Laddered Balance Sheet with Significant Liquidity ✓ Significant Liquidity: ~$0.6bn (4) – $518mm Undrawn Senior Unsecured Revolving Credit Facility ▪ Interest Rate: Base Rate + 84 bps ✓ Minimal near-term debt maturities $611 Floating $2,840 Fixed 18% 82% $3.5bn Rate TypeDebt Type ✓ Investment grade ratings: BBB (Fitch / DBRS Morningstar), Baa3 (Moody’s) TOTAL LIQUIDITY Total Debt Profile Liquidity Note: Dollars in millions. Figures based on company filings as of March 31, 2023. Balances denominated in foreign currencies have been translated to USD. Figures may not sum due to rounding (1) Does not include sale-leaseback financing obligations or financing lease obligations (2) Revolver maturity date assumes the exercise of two six month extension options (3) Term Loan maturity date assumes the exercise of two 12-month extension options (4) Figure reflects cash and the capacity available under the Senior Unsecured Revolving Credit Facility less ~$21mm in letter of credit Real Estate Debt Maturity (1) TOTAL DEBT TOTAL DEBT 18 COLD maintains a strong liquidity position and a well-laddered maturity profile As of March 31, 2023, COLD has total debt outstanding of $3.5 billion ✓ COLD transitioned its balance sheet to 93% unsecured and 82% fixed rate with a remaining weighted average term of 5.9 years ✓ No material debt maturities until 2026 $375 $185 $270 $200 $400 $350 $434 $379 $611 – – – 6% 31% 14% 12% 11% 14% – 12% – 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Revolver Balance ⁽²⁾ Senior Unsecured Term Loan A-1 ⁽³⁾ Senior Unsecured Term Loan A-2 (CAD) Senior Unsecured Term Loan A-3 Series A 4.68% Unsecured Notes due 2026 Series B 4.86% Unsecured Notes due 2029 Series C 4.10% Unsecured Notes due 2030 Series D 1.62% Unsecured Notes due 2031 Series E 1.65% Unsecured Notes due 2033 % of Debt Maturing

Commitment to Environmental, Social and Governance Initiatives 19 Commitment to energy excellence and efficiency  Recognized under the Global Cold Chain Alliance’s (GCCA) new Energy Excellence Recognition Program with Gold, Silver or Bronze certifications at 205 facilities  2022 Premier Member of ENERGY STAR's Certification Nation with 23 ENERGY STAR certified facilities  2022 GRESB score of 75 (12 points higher than prior year score of 63)  2022 inaugural CDP score of C (in line with supply chain companies within CDP’s defined peer set)  17 active Solar projects and 15 active Rainwater Harvesting projects  Completed LED lighting conversions at 185 facilities  Awarded Newsweek’s America’s Most Responsible Companies List 2022  Food Logistics magazine’s Top Green Service provider for last four years  Incorporated an ESG component into new credit facilities, a reduction in the interest rate upon meeting certain GRESB ratings Social initiatives  Core Mission: We help our customers feed the world  Serve the public good by maintaining the integrity of food supply and reducing waste  Corporate contributions / support to charities aligned with our core beliefs and focus, such as Feed the Children and HeroBox – Launched a partnership with Feed the Children and key customers to defeat hunger Shareholder-friendly corporate governance  Eight of nine board members independent  All committees comprised of independents  Gender diversity at board level  Cannot opt into MUTA without shareholder vote  No poison pill  Non-classified board  Shareholder “Say on Pay” Environmental Social Governance Awards & Recognition Charitable Organizations

Commitment to Environmental, Social and Governance Initiatives 20 Certified by the GCCA Energy Excellence Recognition Program: 28 sites newly certified in 2022 205 TOTAL SITES Saved at Americold owned and operated facilities versus 2021 OVER 103M kWh Shed by 67 sites participating in demand response programs; $1.7 million awarded in demand response 39.8 MEGAWATT HOURS (MWh) In carbon dioxide GHG equivalent (MTCO2e GHG) reduction in Scope 2 emissions since 2018 at legacy sites ▪ 17 solar facilities 8% DECREASE With average reduction of ~4.8 million kWh and 3,376 MTCO2 reduction annually ▪ 185 total LED sites 13 NEW LED SITES Of rainwater harvested in 2021 ▪ 15 rainwater harvesting projects OVER 5.6M GALLONS Environmental by the Numbers for 2022 Note: 2022 data presented in latest ESG report

Appendix

0% 20% 40% 60% 80% 100% 120 % M ar -0 2 Se p -0 2 M ar -0 3 Se p -0 3 M ar -0 4 Se p -0 4 M ar -0 5 Se p -0 5 M ar -0 6 Se p -0 6 M ar -0 7 Se p -0 7 M ar -0 8 Se p -0 8 M ar -0 9 Se p -0 9 M ar -1 0 Se p -1 0 M ar -1 1 Se p -1 1 M ar -1 2 Se p -1 2 M ar -1 3 Se p -1 3 M ar -1 4 Se p -1 4 M ar -1 5 Se p -1 5 M ar -1 6 Se p -1 6 M ar -1 7 Se p -1 7 M ar -1 8 Se p -1 8 Se p -1 9 M ar -2 0 Se p -2 0 M ar -2 1 Se p -2 1 M ar -2 2 Se p -2 2 M ar -2 3 COVID induced inflation and challenging labor market Current Production Constraints in Context Cold storage commodity stock levels have consistently snapped back after any period of disruption USDA Cold Storage Warehouse Commodity Stock Levels – End of Quarter Stock as a % of Prior Year (1) (1) USDA; Excludes data for Q4 2018 given limited disclosure. Mad Cow disease Energy prices and demand from emerging economies Swine flu Severe drought impacting agricultural products and animal feed, piglet disease and bird flu Period of COVID Impact Americold’s Fixed Commitment Contracts help mitigate the impact of food supply chain disruptions. Since 2014, we have increased our percentage of Revenue & Storage Revenue on Fixed Commitments from <5% to nearly 46% today. 21